UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 4, 2019

THEMAVEN, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-12471	68-0232575
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Fourth Avenue, Suite 200 Seattle, WA	98101
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 775-600-2765

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on exchange on which registered
None	-	-

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction .2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

* Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.03 — Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 4, 2019, TheMaven, Inc. (“Maven”) filed a Certificate of Designation of Preferences, Rights and Limitations of Series J Convertible Preferred Stock (the “Series J Certificate of Designation”) with the Secretary of State of the State of Delaware, pursuant to which Maven designated 35,000 shares of Preferred Stock, par value $0.01 per share, as Series J Convertible Preferred Stock (“Series J Preferred Stock”). The Series J Preferred Stock has a stated value of $1,000 (the “Stated Value”) and is initially convertible into shares of Maven’s common stock, par value $0.01 per share (the “Common Stock”), at a conversion rate equal to the Stated Value divided by the conversion price of $0.70.

The number of shares issuable upon conversion of the Series J Preferred Stock will be adjusted in the event of stock splits, stock dividends, combinations of shares and similar transactions. Any issued and outstanding shares of Series J Preferred Stock will convert automatically into shares of Common Stock on the date an amendment to Maven’s Certificate of Incorporation is filed and accepted with the State of Delaware that increases the number of authorized shares of Common Stock to at least a number permitting all shares of Series J Preferred Stock, and shares of Maven’s Series I Convertible Preferred Stock and Series H Convertible Preferred Stock, to be converted in full.

When issued, the shares of Series J Preferred Stock shall vote with the shares of Common Stock on an as-converted basis, have certain customary protective provisions and will be only entitled to dividends if and to the extent any dividends are paid on the shares of Maven’s Common Stock.

The foregoing is only a brief description of the Series J Certificate of Designation and is qualified in its entirety by reference to the Series J Certificate of Designation that is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 — Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Designation of Preferences, Rights and Limitations of Series J Convertible Preferred Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THEMAVEN, INC.

Dated: October 10, 2019	By:	/s/ Doug Smith
	Name:	Doug Smith
	Title:	Chief Financial Officer